Exhibit 10.1

SECOND AMENDMENT

SECOND AMENDMENT, dated as of March 18, 2010 (this “Amendment”), to the Credit Agreement, dated as of March 7, 2007 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among Domtar Corporation, a Delaware corporation (the “Parent Borrower”), Domtar Paper Company, LLC, a Delaware limited liability company, Domtar Inc., a Canadian corporation, the banks and other financial institutions or entities from time to time party thereto, Bank of America, N.A., Royal Bank of Canada and The Bank of Nova Scotia, as co-documentation agents, Morgan Stanley Senior Funding, Inc., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Parent Borrower has requested that amendments be made to the Credit Agreement as provided herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendments, but only on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

II. Amendment to Section 7.14 (Optional Payments and Modifications of Certain Debt Instruments) of the Credit Agreement. Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Parent Borrower will not, and will not permit any of its Subsidiaries to, (a) make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to Material Indebtedness other than with the proceeds of, or in exchange for, Permitted Refinancing Indebtedness; or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Material Indebtedness or any Permitted Refinancing Indebtedness if any such amendment, modification or waiver or other change, taken as a whole, is materially adverse to the interests of the Lenders, except the Parent Borrower and any of its Subsidiaries may, at any time and from time to time, make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to all or a portion of the 7.875% Debentures due 2011, the 5.375% Notes due 2013, the 7.125% Notes due 2015, the 9.5% Notes due 2016 and the 10.75% Notes due 2017 so long as, at the time thereof and after giving effect thereto (including, for the avoidance of doubt, the use of proceeds of any Revolving Loans or Swingline Loans borrowed in connection therewith), (i) the Consolidated Senior Secured Leverage Ratio determined on a pro forma basis is equal to or less than 1.50 to 1.00, (ii) the aggregate Available Revolving Commitments is equal to or more than 50% of the Revolving Commitments and (iii) no Default or Event of Default shall have occurred and be continuing.

III. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Borrowers, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent.

2

IV. General.

1. Consideration. The Parent Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers its signature page to the Administrative Agent no later than 5:00 p.m. (ET) on March 19, 2010 an amendment fee equal to 0.25% of such Lender’s Revolving Commitment and Term Loans then outstanding, with such payment to be made no later than March 22, 2010.

2. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to all of the Lenders as of the Amendment Effective Date (after giving effect to this Amendment) that:

(a) No Default or Event of Default shall have occurred and be continuing; and

(b) The representations and warranties made by any Loan Party in and pursuant to the Loan Documents are true and correct in all material respects, after giving effect to this Amendment, on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

3. Payment of Expenses. The Parent Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, including without limitation, the reasonable fees and disbursement of one primary counsel to the Administrative Agent (and if necessary or, in the reasonable judgment of the Administrative Agent, advisable, one local counsel in each relevant jurisdiction (which, for the avoidance of doubt, may include Canada)).

4. No Other Modifications; Confirmation. Except as expressly modified hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

5. Governing Law; Counterparts.

(a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

[Lender Signature Pages Provided Separately]

BANK OF AMERICA, N.A., as Co-Documentation Agent and as a Lender

By:	/s/ Michael Balok
Name: Title:	Michael Balok Senior Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

ROYAL BANK OF CANADA, as Co-Documentation Agent and as a Lender

By:	/s/ Suzanne Kaicher
Name: Title:	Suzanne Kaicher Attorney In Fact

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as Co-Documentation Agent and as a Lender

By:	/s/ J.F. Todd
Name: Title:	J.F. Todd Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and as a Lender

By:	/s/ Ryan Vetsch
Name: Title:	Ryan Vetsch Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Peter S. Predun
Name: Title:	Peter S. Predun Executive Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Genesis CLO 2007-I Ltd. As a Lender

By:	Ore Hill Partners as Collateral Manager

By:	/s/ Claude Baum
Name: Title:	Claude Baum General Counsel

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Rabobank Nederland, Canadian Branch

By:	/s/ Raj Joshi
Name: Title:	Raj Joshi Vice President

By:	/s/ Rommel J. Domingo
Name: Title:	Rommel J. Domingo Executive Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

The Sumitomo Trust and Banking Co., Ltd., New York Branch

By:	/s/ Frances E. Wynne
Name: Title:	Frances E. Wynne Senior Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

LANDESBANK BADEN-WURTTEMBERG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH

By:	/s/ Francois Delangle
Name: Title:	Francois Delangle VP

By:	/s/ Ralf Enders
Name: Title:	Ralf Enders AVP

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

ACA CLO 2005-1, LTD By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

ACA CLO 2006-1, LTD. By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

ACA CLO 2006-2, LTD. By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

ACA CLO 2007-1, LTD. By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

Apidos CDO I By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

Apidos CDO II By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Apidos CDO III By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

Apidos CDO IV By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

Apidos Quattro CDO By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

Apidos CDO V By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

Apidos Cinco CDO By its investment adviser Apidos Capital Management, LLC.

By:	/s/ Vincent Ingato
Name: Title:	Vincent Ingato Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Andrew Caditz
Name: Title:	Andrew Caditz Authorized Signatory

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

BLUEMOUNTAIN CLO I LTD.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

By:	/s/ Michael Abatemarco
Name: Title:	Michael Abatemarco Associate

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

BLUEMOUNTAIN CLO II LTD.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

By:	/s/ Michael Abatemarco
Name: Title:	Michael Abatemarco Associate

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

BLUEMOUNTAIN CLO III LTD.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

By:	/s/ Michael Abatemarco
Name: Title:	Michael Abatemarco Associate

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-I

SAPPHIRE VALLEY CDO I, LTD.

SUFFIELD CLO, LIMITED

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2008-I

BABSON CLO LTD. 2008-II

BABSON LOAN OPPORTUNITY CLO, LTD

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Casey McKinney
Casey McKinney Director

MAPLEWOOD (CAYMAN) LIMITED CASCADE INVESTMENT L.L.C

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Casey McKinney
Casey McKinney Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY MASSMUTUAL ASIA LIMITED BILL & MELINDA GATES FOUNDATION TRUST C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Casey McKinney
Casey McKinney Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

LATITUDE CLO II, LTD

By:	/s/ Kirk Wallace
Name: Title:	Kirk Wallace Senior Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

LATITUDE CLO III, LTD

By:	/s/ Kirk Wallace
Name: Title:	Kirk Wallace Senior Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

WhiteHorse I, Ltd.
By WhiteHorse Capital Partners L.P. As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Jay Carvell
Name: Title:	Jay Carvell, CFA Portfolio Manager

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

WhiteHorse II, Ltd.
By WhiteHorse Capital Partners L.P. As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Jay Carvell
Name: Title:	Jay Carvell, CFA Portfolio Manager

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

WhiteHorse V, Ltd.
By WhiteHorse Capital Partners L.P. As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Jay Carvell
Name: Title:	Jay Carvell, CFA Portfolio Manager

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Del Mar CLO I, Ltd
By: Caywood-Scholl Capital Management As Collateral Manager

By:	/s/ Tom Saake
Name: Title:	Tom Saake Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Enrique Landaeta
Name: Title:	Enrique Landaeta Vice President

By:	/s/ Erin Morrissey
Name: Title:	Erin Morrissey Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Monumental Life Insurance Company [Name of Lender]

By:	/s/ John Bailey
Name: Title:	John Bailey Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Avenue CLO IV, LTD. Avenue CLO V, LTD. Avenue CLO VI, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ James L Essert
Name: Title:	James L Essert Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

ColumbusNova CLO Ltd. 2006-II
[Name of Lender]

By:	/s/ Benjamin Peterson
Name: Title:	Benjamin Peterson Associate Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

ColumbusNova CLO Ltd. 2007-I
[Name of Lender]

By:	/s/ Benjamin Peterson
Name: Title:	Benjamin Peterson Associate Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

ColumbusNova CLO IV Ltd. 2007-II
[Name of Lender]

By:	/s/ Benjamin Peterson
Name: Title:	Benjamin Peterson Associate Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

CREDIT SUISSE LOAN FUNDING LLC Name of Lender

By:	/s/ Ian Landow
Name: Title:	Ian Landow Authorized Signatory

By:	/s/ Robert Healey
Name: Title:	Robert Healey Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

LightPoint CLO III, Ltd [Name of Lender] By Neuberger Berman Fixed Income LLC as collateral manager for the lender

By:	/s/ Colin Donlan
Name: Title:	Colin Donlan Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

LightPoint CLO IV, Ltd [Name of Lender] By Neuberger Berman Fixed Income LLC as collateral manager for the lender

By:	/s/ Colin Donlan
Name: Title:	Colin Donlan Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

LightPoint CLO V, Ltd [Name of Lender] By Neuberger Berman Fixed Income LLC as collateral manager for the lender

By:	/s/ Colin Donlan
Name: Title:	Colin Donlan Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

LightPoint CLO VII, Ltd [Name of Lender] By Neuberger Berman Fixed Income LLC as collateral manager for the lender

By:	/s/ Colin Donlan
Name: Title:	Colin Donlan Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

LightPoint CLO VIII, Ltd [Name of Lender] By Neuberger Berman Fixed Income LLC as collateral manager for the lender

By:	/s/ Colin Donlan
Name: Title:	Colin Donlan Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Airlie CLO 2006-I, Ltd [Name of Lender] By Neuberger Berman Fixed Income LLC as collateral manager for the lender

By:	/s/ Colin Donlan
Name: Title:	Colin Donlan Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Mega International Commercial Bank Co., Ltd. New York Branch

By:	/s/ Priscilla Hsing
Name: Title:	Priscilla Hsing VP & DGM

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

NAVIGARE FUNDING I CLO LTD By: Navigare Partners LLC Its collateral manager

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

NAVIGARE FUNDING II CLO LTD By: Navigare Partners LLC as collateral manager

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

NAVIGARE FUNDING III CLO LTD By: Navigare Partners LLC as collateral manager

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

[Name of Lender]

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ John Heitkemper
John Heitkemper
Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

[Name of Lender]

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ John Heitkemper
John Heitkemper
Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

[Name of Lender]

FOUR CORNERS CLO 2005-I, Ltd. By: Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ John Heitkemper
John Heitkemper
Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

[Name of Lender]

FOUR CORNERS CLO III, Ltd. By: Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager

Title:	Vice President

By:	/s/ John Heitkemper
Name:	John Heitkemper

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Franklin CLO VI, Limited

By:	/s/ Guang Alex Yu
Name:	Guang Alex Yu, Franklin Advisers, Inc. as Collateral Manager
Title:	Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Franklin Floating Rate Daily Access Fund

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Franklin Floating Rate Master Series

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Franklin Templeton Series II Funds Franklin Floating Rate II Fund

By:	/s/ Richard Hsu
Name: Title:	Richard Hsu Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Jared Wingard
Name: Title:	Jared Wingard Assistant Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

CITIBANK, N.A. as a Lender

By:	/s/ George F. Van
Name: Title:	George F. Van Managing Director 212-816-8737

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as Lender,

By:	/s/ Ryan Vetsch
Name: Title:	Ryan Vetsch Authorized Signatory

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ Ryan Kommers
Name: Title:	Ryan Kommers Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

MSIM Peconic Bay, Ltd.. By: Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/s/ Ryan Kommers
Name: Title:	Ryan Kommers Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Morgan Stanley Investment Management Croton, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/s/ Ryan Kommers
Name: Title:	Ryan Kommers Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Confluent 3 Limited By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ Ryan Kommers
Name: Title:	Ryan Kommers Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Ameriprise Certificate
Company

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Assistant Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

California Public Employees’ Retirement System By: RiverSource Investments, LLC, its agent

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Assistant Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Cent CDO 10 Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Director of Operations

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Cent CDO XI, Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Director of Operations

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Cent CDO 12 Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Director of Operations

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Cent CDO 14 Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Director of Operations

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Cent CDO 15 Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Assistant Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Centurion CDO VI, Ltd. By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Director of Operations

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Centurion CDO VII Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Director of Operations

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Centurion CDO 8 Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Director of Operations

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Centurion CDO 9, Limited By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Director of Operations

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

RiverSource Institutional Leveraged Loan Fund II, L.P. By: RiverSource Investments, LLC As Investment Manager

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Director of Operations

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

RiverSource Strategic Allocation Series, Inc. - RiverSource Strategic Income Allocation Fund

By:	/s/ Robin C. Stancil
Name: Title:	Robin C. Stancil Assistant Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	N/A
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

CIBC INC.

By:	/s/ Dominic J. Sorresso
Name: Title:	Dominic J. Sorresso Executive Director

CIBC World Markets Corp. Authorized Signatory

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND [Name of Lender]

WELLS CAPITAL MANAGEMENT

By:	/s/ Gilbert L. Southwell III
Name: Title:	Gilbert L. Southwell III Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

CITIBANK, N.A., Canadian Branch

By:	/s/ Isabelle Côté
Name: Title:	Isabelle Côté Authorized Officer

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

ERSTE GROUP BANK AG,

By:	/s/ Brandon A. Meyerson
Name: Title:	Brandon A. Meyerson Director Erst Group Bank AG

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Bryan J. Lynch
Name: Title:	Bryan J. Lynch Executive Director Erst Group Bank AG

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ Beth Mazor
By: Title:	Beth Mazor V.P.

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Galaxy III CLO, Ltd

By: PineBridge Investments LLC.

its Collateral Manager

Galaxy VI CLO, LTD

By: PineBridge Investments LLC.

its Collateral Manager

Galaxy VIII CLO, LTD

By: PineBridge Investments LLC.

its Collateral Manager

[Name of Lenders]

By:	/s/ Steven S. Oh
Name: Title:	Steven S. Oh Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Farm Credit Services of America, PCA

By:	/s/ Bruce Dean
Name: Title:	Bruce Dean Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

FARM CREDIT BANK OF TEXAS

By:	/s/ Chris M. Levine
Name: Title:	Chris M. Levine Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Peter Rawlins
Name: Title:	Peter Rawlins Executive Director

By:	/s/ Jens Paterson
Name: Title:	Jens Paterson Executive Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

RAYMOND JAMES BANK, FSB

By:	/s/ Kathy Bennett
Name: Title:	Kathy Bennett VP

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

DEUTSCHE BANK AG, CANADA BRANCH [Name of Lender]

By:	/s/ Rod O’Hara
Name: Title:	Rod O’Hara Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Marcellus Leung
Name: Title:	Marcellus Leung Assistant Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

NATIONAL BANK OF CANADA

By:	/s/ Roch Ledoux
Name: Title:	Roch Ledoux Directeur - Director

By:	/s/ Alain Aubin
Name: Title:	Alain Aubin Directeur - Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

General Electric Capital Corporation

By:	/s/ Jose Derisi
Name: Title:	Jose Derisi Duly Authorized Signatory

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Jeffrey Christian
Name: Title:	Jeffrey Christian Deputy Treasurer

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Four Corners CLO II, Ltd.
[Name of Lender]

By:	/s/ Patrick M. Cook
Name: Title	Patrick M. Cook Assistant Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	NA
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

DZ BANK AG Deutsche Zentral-Genossenschaftsbank Frankfurt am Main New York Branch

By:	/s/ Paul Fitzpatrick
Name: Title:	Paul Fitzpatrick Vice President

By:	/s/ Cedric Probst
Name: Title:	Cedric Probst Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Ares Management LLC

ARES IIIR/IVR CLO LTD. BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER		ARES VIR CLO LTD. BY: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Seth J. Brufsky	By:	/s/ Seth J. Brufsky
Name: Title:	Seth J. Brufsky Authorized Signatory	Name: Title:	Seth J. Brufsky Authorized Signatory

ARES IX CLO LTD. BY: ARES CLO MANAGEMENT IX, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP IX, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER		ARES X CLO LTD. BY: ARES CLO MANAGEMENT X, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP X, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Seth J. Brufsky	By:	/s/ Seth J. Brufsky
Name: Title:	Seth J. Brufsky Authorized Signatory	Name: Title:	Seth J. Brufsky Authorized Signatory

ARES XI CLO LTD. BY: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER BY: ARES CLO GP XI, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER		ARES XII CLO LTD. BY: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Seth J. Brufsky	By:	/s/ Seth J. Brufsky
Name: Title:	Seth J. Brufsky Authorized Signatory	Name: Title:	Seth J. Brufsky Authorized Signatory

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

CONFLUENT 2 LIMITED BY: ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER BY: ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Seth J. Brufsky	By:	/s/ Seth J. Brufsky
Name: Title:	Seth J. Brufsky Authorized Signatory	Name: Title:	Seth J. Brufsky Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

BY: ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

ARES ENHANCED LOAN INVESTMENT STRATEGY III LTD.

BY: ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Seth J. Brufsky	By:	/s/ Seth J. Brufsky
Name: Title:	Seth J. Brufsky Authorized Signatory	Name: Title:	Seth J. Brufsky Authorized Signatory

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

WESTLB AG, NEW YORK BRANCH as a Lender

By:	/s/ Duncan Robertson
Name:	Duncan Robertson
Title:	Executive Director

By:	/s/ Brendan McGlynn
Name:	Brendan McGlynn
Title:	Manager

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

BANK OF MONTREAL

By:	/s/ Fabrice Magini
Name:	Fabrice Magini
Title:	Associate

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Bruno Jarry
Name:	Bruno Jarry
Title:	Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

BANK OF MONTREAL, CHICAGO BRANCH

By:	/s/ Joseph W. Linder
Name:	Joseph W. Linder
Title:	Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

TORONTO DOMINION (TEXAS) LLC as U.S. Lender

By:	/s/ Jackie Barrett
Name: Title:	Jackie Barrett Authorized Signatory

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Clydesdale CLO 2006, Ltd.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER	By:	/s/ Richard W. Stewart
	Name: Title:	Richard W. Stewart Managing Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Clydesdale CLO 2005, Ltd.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER	By:	/s/ Richard W. Stewart
	Name: Title:	Richard W. Stewart Managing Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Clydesdale Strategic CLO I, Ltd.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER	By:	/s/ Richard W. Stewart
	Name: Title:	Richard W. Stewart Managing Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Clydesdale CLO 2004, Ltd.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER	By:	/s/ Richard W. Stewart
	Name: Title:	Richard W. Stewart Managing Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

VENTURE II CDO 2002, LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

VENTURE III CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

VENTURE V CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

VENTURE VI CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

VENTURE VIII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

VENTURE IX CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

VISTA LEVERAGED INCOME FUND By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

WG HORIZONS CLO I
By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Robert Cohen
Name:	Robert Cohen
Title:	Senior Credit Analyst

OCEAN TRAILS CLO II
By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Robert Cohen
Name:	Robert Cohen
Title:	Senior Credit Analyst

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

NATIONAL BANK OF CANADA, NEW YORK BRANCH [Name of Lender]

By:	/s/ Peter Fiorillo
Name:	Peter Fiorillo
Title:	Assistant Vice President
Loan Administration

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:	/s/ Monique Baillergeau
Name:	Monique Baillergeau
Title:	Vice President
National Bank of Canada
65 East 55th Street
New York, NY 10022
212-632-8662

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Caisse centrale Desjardins Us Branch
[Name of Lender]

By:	/s/ Michel Brouillet
Name:	Michel Brouillet
Title:	Vice-President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Deutsche Bank AG New York Branch, as a Lender

By:	DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

By:	/s/ Deirdre D. Cesario
Name:	Deirdre D. Cesario
Title:	Assistant Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

The Bank of New York Mellon [Name of Lender]

By:	/s/ Reena Bhasin
Name:	Reena Bhasin
Title:	V.P.

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

HAMILTON FLOATING RATE FUND, LLC [Name of Lender]

By:	/s/ Reena Bhasin
Name:	Reena Bhasin
Title:	V. P.

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

AVENUE CLO II, LTD. AVENUE CLO III, LTD.
[Name of Lender]

By:	/s/ Sriram Balakrishnan
Name:	Sriram Balakrishnan
Title:	Portfolio Manager

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

LMP Corporate Loan Fund, Inc.
By:	Citi Alternative Investments LLC

By:	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Fortis Bank SA/NV, New York Branch

By:	/s/ John W. Deegan
Name:	John W. Deegan
Title:	Director & Group Head

By:	/s/ Mark Dennes
Name:	Mark Dennes
Title:	Director

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

1776 CLO I, LTD.

By:	/s/ Jim Reilly
Name:	Jim Reilly
Title:	Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Credit Suisse Syndicated Loan Fund

By: Credit Suisse Alternative Capital Inc., as Agent (Subadvisor) for Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund

[Name of Lender]

By:	David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name:
Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Lehman Commercial Paper Inc. [Name of Lender]

By:	/s/ Ahuva Schwager
Name: Title:	Ahuva Schwager Authorized Signatory

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

OWS CLO I LTD One Wall Street CLO II LTD Pacifica CDO III LTD Pacifica CDO V LTD Pacifica CDO VI LTD

By:	/s/ Ronald M. Grobeck
Name: Title:	Ronald M. Grobeck Managing Director

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

AMMC CLO V, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Title:	Chester M. Eng Senior Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

AMMC CLO VI, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Title:	Chester M. Eng Senior Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

AMMC VII, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Title:	Chester M. Eng Senior Vice President

FOR LENDERS WHICH REQUIRE A SECOND SIGNATURE:

By:
Name: Title:

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

CoBank, ACB

By:	/s/ Michael Tousignant
Name: Title:	Michael Tousignant Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

Westbrook CLO, Ltd.
By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Title:	Richard H. Weinstein Executive Vice President

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

JFIN CLO 2007, LTD. By: Jefferies Finance LLC as Collateral Manager

Name:	/s/ Charlie J. Franklin
Title	Charlie J. Franklin Closing Manager

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned Borrowers have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written and the Subsidiary Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the Loan Documents to which they are party.

[Loan Parties Pages Provided Separately]

DOMTAR CORPORATION, as Parent Borrower

By:	/s/ Zygmunt Jablonski
Name: Title:	Zygmunt Jablonski Senior Vice-President, Law and Corporate Affairs

By:	/s/ Razvan L. Theodoru
Name: Title:	Razvan L. Theodoru Vice-President, Corporate Law and Secretary

DOMTAR PAPER COMPANY, LLC, as Subsidiary Borrower

By:	/s/ Zygmunt Jablonski
Name: Title:	Zygmunt Jablonski Manager

By:	/s/ Razvan L. Theodoru
Name: Title:	Razvan L. Theodoru Secretary

DOMTAR INC., as Canadian Borrower

By:	/s/ Zygmunt Jablonski
Name: Title:	Zygmunt Jablonski Senior Vice-President, Law and Corporate Affairs

By:	/s/ Razvan L. Theodoru
Name: Title:	Razvan L. Theodoru Vice-President, Corporate Law and Secretary

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

CONBORD INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

DOMTAR A. W. LLC, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

DOMTAR INDUSTRIES INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

DOMTAR MAINE LLC, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

DOMTAR WISCONSIN DAM CORP., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

E.B. EDDY PAPER, INC. as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

PORT HURON FIBER CORPORATION, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

RIS PAPER COMPANY, INC. as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

ST. CROIX WATER POWER COMPANY, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

804736 ONTARIO LIMITED, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

3804011 CANADA INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

3876420 CANADA INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

4177495 CANADA INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

4388216 CANADA INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Vice-President and Secretary

BROMPTON LANDS LIMITED, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

DOMTAR (CANADA) PAPER INC./PAPIER DOMTAR (CANADA) INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Vice-President and Secretary

DOMTAR EXPETECH INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

DOMTAR INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Vice-President, Corporate Law and Secretary

DOMTAR PACIFIC PAPERS ULC, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

DOMTAR PULP AND PAPER PRODUCTS INC./PRODUITS DE PÂTES ET PAPIERS DOMTAR INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

SOCIÉTÉ IMMOBILIÈRE DOMTAR LTÉE/DOMTAR REALTIES LTD., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

ISIDORE ROY LIMITED, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

MAINE TIMBER HOLDINGS LIMITED, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

THE SPRAGUE’S FALLS MANUFACTURING COMPANY (LIMITED), as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

TECHNI-THERM INC., as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT

THE SAINT CROIX WATER POWER COMPANY, as Subsidiary Guarantor

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Secretary

SIGNATURE PAGE – SECOND AMENDMENT TO DOMTAR CREDIT AGREEMENT